UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

CACHE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-10345 (Commission File Number)	59-1588181 (IRS Employer Identification No.)

256 West 38th Street

New York, New York 10018
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 575-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 28, 2014, Cache, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley & Co., LLC (the “Underwriter”).  Pursuant to the Underwriting Agreement, the Company agreed to sell and the Underwriter agreed to purchase (the “Offering”), subject to the terms and conditions contained therein, 8,000,000 shares of the Company’s common stock, with a par value of $0.01 (the “Common Stock”), at a price per share of $1.645.  The Company also granted the Underwriter a 30-day option to purchase up to 1,200,000 additional shares of Common Stock at the same price per share.  Payment by the Underwriter of the purchase price for the shares purchased and delivery by the Company of the shares sold is expected to occur on June 2, 2014, subject to customary closing conditions.  The Underwriting Agreement contains customary representations, warranties and covenants by the Company and provides for customary indemnification by each of the Company and the Underwriter for losses or damages arising out of or in connection with the sale of the Common Stock.

The shares being sold by the Company were registered pursuant to a “shelf” registration statement on Form S-3 (File No. 333-194805) (the “Initial Registration Statement”), as supplemented by a registration statement (File No. 333-196303) filed on May 28, 2014 to register additional securities under the Initial Registration Statement (together with the Initial Registration Statement, the “Registration Statement”), that the Company filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), on April 25, 2014, and which the Commission declared effective as of April 28, 2014, including a base prospectus constituting a part thereof, as supplemented by a prospectus supplement relating to the shares filed with the Commission pursuant to Rule 424(b) under the Act.

The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  The description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.  The representations and warranties made by the parties to the Underwriting Agreement were made solely for the purposes of the Underwriting Agreement and to allocate risk between said parties.  You should not rely on the representations, warranties and covenants in the Underwriting Agreement.

A copy of the legal opinion of Thompson Hine LLP, relating to the validity of the shares to be issued in the Offering, is filed as Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Copies of each of the Company’s press releases announcing the commencement and pricing of the offering are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
1.1	Underwriting Agreement, dated May 28, 2014, by and between Cache, Inc. and B. Riley & Co., LLC
5.1	Opinion of Thompson Hine LLP
23.1	Consent of Thompson Hine LLP (included in Exhibit 5.1)
99.1	Press release regarding the commencement of the Offering, dated May 27, 2014
99.2	Press release regarding the pricing of the Offering, dated May 28, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHE, INC.

Dated: May 30, 2014	/s/ Anthony F. DiPippa
Anthony F. DiPippa
Executive Vice President and Chief Financial Officer

   EXHIBIT INDEX

Exhibit No	Description
1.1	Underwriting Agreement, dated May 28, 2014, by and between Cache, Inc. and B. Riley & Co., LLC
5.1	Opinion of Thompson Hine LLP
23.1	Consent of Thompson Hine LLP (included in Exhibit 5.1)
99.1	Press release regarding the commencement of the Offering, dated May 27, 2014
99.2	Press release regarding the pricing of the Offering, dated May 28, 2014

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